SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934
                            (Amendment No. __ )

Filed by the Registrant                          [X]
Filed by a party other than the Registrant       [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Section
    Rule 14a-12

Jardine Fleming China Region Fund, Inc.
_________________________________________________________________
(Name of Registrant as Specified in its Charter)

Jardine Fleming China Region Fund, Inc.
_________________________________________________________________
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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    14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange
    Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-
    6(i)(4) and 0-11.

    1)   Title of each class of securities to which transaction
         applies:
    _________________________________________________________
    2)   Aggregate number of securities to which transaction
         applies:
    _________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
    _________________________________________________________
    4)   Proposed maximum aggregate value of transaction:
    _________________________________________________________
    5)   Total fee paid.
    _________________________________________________________
[ ] Fee paid previously with preliminary materials.
    _________________________________________________________

    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by
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    previous filing by registration statement number, or the
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              Jardine Fleming China Region Fund, Inc. LOGO

                 JARDINE FLEMING CHINA REGION FUND, INC.
                          100 East Pratt Street
                        Baltimore, Maryland 21202

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON MAY 14, 1998

         Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming China Region Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 14, 1998, at 10:00 a.m. for the following purposes:

(1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1998; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

    Monday, February 23, 1998, was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

          BY ORDER OF THE BOARD OF DIRECTORS

    Henry H. Hopkins
    Assistant Secretary

Baltimore, Maryland
March 4, 1998

YOUR VOTE IS IMPORTANT -- Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Jardine
Fleming China Region Fund, Inc. Annual Meeting.



                  JARDINE FLEMING CHINA REGION FUND, INC.

                          100 East Pratt Street
                        Baltimore, Maryland 21202

                             PROXY STATEMENT

                              INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jardine Fleming China Region Fund, Inc. (the "COMPANY") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 14, 1998, at 10:00 a.m., and at any adjournments thereof, for the following purposes:

(1) to elect three directors of the Company, each to hold office for the term indicated and until his successor shall have been elected and qualified;

(2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1998; and

(3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Company's stockholders on or about March 4, 1998.

The cost of soliciting proxies and preparing the proxy materials will be borne by the Company. In order to ensure that sufficient shares of Common Stock are represented at the Meeting to permit approval of the proposals outlined in the Proxy Statement, the Company has retained the services of Mackenzie Partners, Inc., to assist it in soliciting proxies for a fee of US$6,000 plus reimbursement of out-of-pocket expenses. In addition, the Company will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or telegram by directors, officers, and employees of the Company without additional compensation to them.

The Board of Directors has selected Emmett J. Rice and Kirk M. Joy, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the Baltimore address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on February 23, 1998, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. At that date there were outstanding and entitled to vote 9,101,372 shares of Common Stock, par value $0.01 per share. Stockholders of the Company on that date will be entitled one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but neither abstentions nor broker non-votes will be considered votes cast for any purposes at the Meeting.

The principal executive offices of the Company are located at 100
East Pratt Street, Baltimore, Maryland 21202.

PRINCIPAL HOLDERS

As of February 23, 1998, to the knowledge of the Company, the following shareholders owned more than five percent of its outstanding shares.

Title of   Name and Address of     Amount and Nature   Percent
Class      Beneficial Owner        of Beneficial       of Class
                                   Ownership

Common     City of London          1,336,800 shares    14.7%
Stock      Investment Group PLC,   Direct Ownership
           on behalf of itself
           and its affiliated companies
           10 Eastcheap
           London EC3M IAJ England

Common     President and Fellows   755,700 shares      8.3%
Stock      of Harvard College      Direct Ownership
           c/o Harvard Management
           Company, Inc.
           600 Atlantic Avenue
           Boston, Massachusetts 02210


                              PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

There are seven members in the current Board of Directors. Mr. A.
B. Colayco and Mr. Mark B. E. White, two former directors, resigned with effect November 21, 1997 and January 22, 1998, respectively. Mr. A. Douglas Eu and Mr. S. M. Chung were appointed directors on December 2, 1997 and February 12, 1998, respectively. Three of the current members of the Board of Directors have been nominated to serve for terms as indicated below and until their successors are elected and qualified.

Mr. Ng Yook Man was elected by the stockholders to serve as a Class II director for a term of one year from the date of the 1997 Annual Meeting of stockholders held on May 8, 1997. In accordance with the terms of that election, his term expires at the 1998 Annual Meeting. Mr. Ng has been nominated to serve as a director for a three-year term and until his successor shall have been elected and qualified.

Mr. A. Douglas Eu was appointed to serve as a director on December 2, 1997. He has been nominated to serve as a Class II director for a three-year term and until his successor shall have been elected and qualified.

Mr. S. M. Chung was appointed to serve as a director on February
12, 1998. He has been nominated to serve as a Class I director for a two-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of these nominees referred to above. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

The Board knows of no reason why any of the nominees listed will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

As of February 23, 1998, the following Directors owned shares of common stock of the Company:

Name                               Number of Shares Held

Martin Gilbert Barrow              2,000

The Earl of Cromer                 2,000
Alexander Reid Hamilton              500
Emmett J. Rice                     1,000

None of the other officers of the Company had any beneficial ownership in any stock of the Company.

There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since January 1, 1997.

Mr. A. Douglas Eu has been the Chief Operations Officer and the
Secretary of the Investment Adviser since 1992.

No other director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner, or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

No director or nominee for election as director has, or has had, any material interest, direct or indirect, in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, or any parent or subsidiary of such entities was or is to be a party.

There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

The following table presents information concerning the current Board of Directors. The information includes their positions and principal occupations during the last five years. Each director who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 ACT")) is indicated by an asterisk (" * ") preceding his name.

Name, Address,                     Principal Occupations or
Class, and Age (1)                 Employment in Past Five Years

*Martin Gilbert Barrow (2)         President of the Company;
Class III, Age: 53                 Director of Jardine Matheson
48th Floor,                        Limited; former Chairman of
Jardine House,                     the Hong Kong Tourist
1 Connaught Place,                 Association; former member of
Hong Kong                          the Legislative Council of
                                   Hong Kong; former Vice-
                                   Chairman of the Hong Kong
                                   General Chamber of Commerce.

S. M. Chung                        Vice-Chairman of Nanyang
Class I, Age: 46                   Commercial Bank Limited;
Unit A, 22/F.,                     Director of the Kowloon-Canton
Bank of China Tower                Railway Corporation; the
1 Garden Road                      Chairman of The Hong Kong
Hong Kong                          Housing Society; former Chief
                                   Executive of the Hong Kong
                                   Special Administrative Region
                                   Government Land Fund.

The Rt. Hon.                       Chief Executive Officer of
The Earl of Cromer (3)             Cromer Associates Limited;
Class I, Age: 52                   Chairman of Lloyd George-
6, Sloane Terrace Mansions,        Standard Chartered China Fund
London SW1X 9DG                    Limited and Philippine
United Kingdom                     Discovery Investment Company
                                   Limited; Director of China and
                                   Eastern Investments Limited,
                                   Cluff Oil China Limited,
                                   Schroder Asia Pacific Fund
                                   Limited, and Korea Asia Fund
                                   Limited; former Director of
                                   Inchcape Pacific Limited.

*A. Douglas Eu                     Chief Operations Officer and
Class II, Age: 36                  Secretary of the Investment
6220 Cape Mansion,                 Adviser; Assistant Director of
62 Mt. Davis Road,                 Jardine Fleming Investment
Hong Kong                          Management Limited.

Alexander Reid Hamilton (3)        Director of Citic Pacific
Class I, Age: 56                   Limited, The Swank Shop
Flat E, 15th Floor,                Limited, Cosco International
Gold Ning Mansion,                 Holdings Limited, Cosco
5 Tai Hang Drive,                  Pacific Limited, Esprit
Hong Kong                          Holdings Limited, Kwong On
                                   Bank Limited, Man Sang
                                   International Limited, and
                                   Boto International Holdings
                                   Limited.

Ng Yook Man (3)                    Registered Architect in Hong
Class II, Age: 67                  Kong.
1st Floor,
Full View Comm. Building,
140-142 Des Voeux Road,
Central, Hong Kong

Emmett J. Rice (3)                 Consultant, Director of
Class III, Age: 78                 Tredegar Industries, Inc., and
1673 Myrtle Street, N.W.,          Albemarle Corporation; former
Washington, D.C. 20012             member of the Board of
                                   Governors of the Federal
                                   Reserve System; former
                                   Director of Fixed Income and
                                   International Funds of T. Rowe
                                   Price Funds.

(1) Number I, II, or III below a director's name indicates whether he serves in Class I, II, or III of the Board of Directors. Class II directors will be elected for three-year terms as of the Meeting. Class III directors will serve until the 1999 Annual Meeting with the position then becoming one for subsequent three-year terms. Class I directors will serve until the 2000 Annual Meeting with the position then becoming one for subsequent three-year terms. Mr. S. M. Chung will be elected for a two-year term as of the Meeting.

(2) Denotes member of the Executive Committee of the Board of Directors.

(3) Denotes member of the Audit Committee of the Board of Directors.

    There were four meetings of the Board of Directors in 1997, and two of them were held after the 1997 Annual Meeting on May 8, 1997. There has been one meeting of the Board of Directors since January 1, 1998. Messrs. Hamilton, Ng, and Rice have participated in all meetings of the Board. The Rt. Hon. The Earl of Cromer and Mr. White have participated in four such meetings. Messrs. Barrow and Colayco have participated in three such meetings. Mr. Eu has participated in two such meetings, and Mr. Chung has participated in one such meeting. The Board has an Audit Committee and an Executive Committee. The Board does not have a nominating committee.

The Audit Committee meets with the Company's independent accountants to review whether satisfactory accounting procedures are being followed by the Company and whether internal accounting controls are adequate to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee also recommends to the Board of Directors the selection of independent accountants. At present, the Audit Committee members are Messrs. Hamilton, Ng, Rice, and The Rt. Hon. The Earl of Cromer. The Audit Committee met twice in 1997 and once in 1998. Messrs. Hamilton and Rice participated in all such meetings, and Mr. Ng and The Rt. Hon. The Earl of Cromer participated in two such meetings.

In addition to Mr. Barrow, the President of the Company, the executive officers listed below hold the following positions with the Company:

Name and Age                       Other Principal Occupations in
Title and Period of Service        Past Five Years

Alastair A. Macintosh              Group Counsel and Company
Age: 46                            Secretary of Jardine Fleming
Secretary with effect from         Holdings Limited.
July 17, 1997

Henry H. Hopkins                   Director of T. Rowe Price
Age: 55                            Associates, Inc., since 1987
Assistant Secretary since          and a managing director of
commencement of operations         that company since 1989.


                  COMPENSATION OF DIRECTORS AND OFFICERS

The directors and officers of the Company who are officers or employees of the Investment Adviser receive no remuneration from the Company. The directors of the Company do not receive any pensions or retirement benefits from the Company or the Investment Adviser.

The table below sets forth the compensation paid by the Company to its directors for the year ended December 31, 1997:

Name of Person, Position           Total Compensation
                                   From Company

Martin Gilbert Barrow,
Director and President             $11,000

The Rt. Hon. The Earl of Cromer,
Director                           $13,500

A. R. Hamilton, Director           $13,500

Ng Yook Man, Director              $10,750

Emmett J. Rice, Director           $13,000

Total                              $61,750

The above compensation from the Company is comprised solely of director s and attendance fees. The fees are paid on the basis of an annual fee of $10,000 plus $500 per meeting attended. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

None of the executive officers of the Company received any compensation from the Company for the year ended December 31, 1997.

                              PROPOSAL NO. 2

           RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP ("PRICE WATERHOUSE") has been selected as the independent accountants by the Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) by vote cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during 1998. This firm served as independent accountants of the Company for 1997. The Board does not know of any direct or indirect financial interest of Price Waterhouse in the Company.

A representative of Price Waterhouse will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.
In 1997, Price Waterhouse performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse has also been engaged to assist with the preparation of corporate tax returns for 1997.

The Audit Committee of the Board of Directors recommended the selection of Price Waterhouse as independent accountants for 1998 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse and concluded there was no effect upon their independence.

The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 1998.

                          ADDITIONAL INFORMATION

                          THE INVESTMENT ADVISER

The Company's Investment Adviser is Jardine Fleming International Management Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the Investment Advisers Act. The Investment Adviser's principal address is 47th Floor, Jardine House, 1 Connaught Place, Hong Kong.

                             THE ADMINISTRATOR

The Company's Administrator is T. Rowe Price Associates, Inc., whose address is 100 East Pratt Street, Baltimore, Maryland,
21202.

                    DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 1999 Annual Meeting of the Stockholders of the Company must be received by October 31, 1998, to be included in the Proxy Statement and the form of proxy relating to that meeting. The Company expects the 1999 Annual Meeting will be held in May of 1999.

                               OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.
All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL
REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH
REPORTS SHOULD BE DIRECTED TO:

STATE STREET BANK & TRUST COMPANY
P.O. Box 8200
Boston, MA 02266-8200
800-426-5523                                                    JFCRM-PS-98

____
 X                                 PLEASE MARK VOTES
____                               AS IN THIS EXAMPLE

_______________________________________
JARDINE FLEMING CHINA REGION FUND, INC.
_______________________________________


                         1.) Election of Directors

                                            For   With-     For
                                            All   hold      All
                                         Nominees         Except

                         Mr. S. M. Chung    / /    / /      / /
                         Mr. A. Douglas Eu
                         Mr. Ng Yook Man

                         NOTE: IF YOU DO NOT WISH YOUR SHARES
                         VOTED "FOR" A PARTICULAR NOMINEE, MARK
                         THE "FOR ALL EXCEPT" BOX AND STRIKE A
                         LINE THROUGH THE NAME(S) OF THE
                         NOMINEE(S). YOUR SHARES WILL BE VOTED
                         FOR THE REMAINING NOMINEE(S).

                                            For  Against  Abstain

                         2.) To ratify the  / /    / /      / /
                         appointment of
                         Price Waterhouse LLP
                         as independent accountants
                         of the Company for the fiscal year 1998.

                                  THE BOARD OF DIRECTORS
                               UNANIMOUSLY RECOMMENDS A VOTE
                             "FOR" PROPOSALS 1 (including all
                               nominees for Director) AND 2.


Mark box at right if an address change or comment has been noted
on the reverse side of this card.                                       / /

RECORD DATE SHARES:


Please be sure to sign and date this Proxy.  Date _____________

Stockholder sign here ___________  Co-owner sign here ___________

DETACH CARD                                                     DETACH CARD

                  JARDINE FLEMING CHINA REGION FUND, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 14, 1998.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Jardine Fleming China Region Fund, Inc.

                  JARDINE FLEMING CHINA REGION FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors

THE UNDERSIGNED STOCKHOLDER of Jardine Fleming China Region Fund, Inc. (the "Company") hereby appoints Emmett J. Rice and Kirk M. Joy, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 14, 1998, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated March 4, 1998, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, FOR proposal 2, and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

_________________________________________________________________

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE.

_________________________________________________________________

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?
___________________________        ___________________________
___________________________        ___________________________
___________________________        ___________________________